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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    June 19, 2006
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                            FMS Financial Corporation
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             (Exact name of registrant as specified in its charter)


         New Jersey                    0-17353                22-2916440
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State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                 Number)            Identification No.)

3 Sunset Road, Burlington, New Jersey                           08016
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (609) 386-2400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c)).

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                            FMS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT

       Section 4 - Matters Related to Accountants and Financial Statements



Item 4.01.        Changes in Registrant's Certifying Accountant.

         On June 19, 2006, the Audit Committee of the Board of Directors of FMS Financial Corporation (the "Registrant") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm.

         PwC's reports on the Registrant's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         During the fiscal years ended December 31, 2005 and 2004 and through June 19, 2006, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused them to make a reference thereto in their reports on the financial statements for such years. During the fiscal years ended December 31, 2005 and 2004 and through June 19, 2006, there were no reportable events described in Item 304(a)(1)(v) of Regulation S-K. The Registrant has received a letter from PwC stating that it agrees with the foregoing disclosure, which letter is filed herewith as Exhibit 16.

         Effective June 19, 2006, the Audit Committee of the Registrant's Board of Directors approved the engagement of Grant Thornton LLP as its independent registered public accounting firm. During the fiscal years ended December 31, 2005 and 2004 and through June 19, 2006, the Registrant did not consult with Grant Thornton LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.        Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits. The following exhibits are filed herewith:

          No.      Description
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          16       Letter of concurrence from PricewaterhouseCoopers LLP
                   dated June 23, 2006.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FMS FINANCIAL CORPORATION


Date: June 23, 2006            By:   /s/ Craig W. Yates
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                                     Craig W. Yates
                                     President and Chief Executive Officer
                                     (Duly Authorized Representative)